McMorgan Funds
Supplement Dated June 18, 2007
to the Prospectuses Dated November 3, 2006
This Supplement updates certain information contained in the above-referenced prospectuses (the “Prospectuses”) of McMorgan Funds. You may obtain copies of the Prospectuses and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-831-1994, by visiting the McMorgan Funds’ website at www.mcmorganfunds.com, or by writing to NYLIFE Distributors LLC, attn: McMorgan Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.
Restructuring of McMorgan Fund Organization
McMorgan & Company LLC (“McMorgan”), the adviser to the McMorgan Funds, and New York Life Investment Management, LLC (“NYLIM”), have recently proposed a restructuring plan whereby four series of the McMorgan Funds would be integrated with and consolidated into The MainStay Funds and two series would be liquidated (the “Restructuring Plan”). The MainStay Funds is a registered investment company affiliated with the McMorgan Funds through, among others, NYLIFE Distributors, the principal underwriter of both McMorgan Funds and The MainStay Funds. The Restructuring Plan is intended to eliminate redundancies, achieve certain operating efficiencies and to create stronger, more cohesive family of funds.
     Reorganizations
In connection with the Restructuring Plan, on June 6, 2007, the Board of Trustees of the McMorgan Funds (the “Board”) approved the following reorganizations for submission to the shareholders of the respective McMorgan Funds for their consideration and approval:
•	McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund are proposed to be reorganized into MainStay Institutional Bond Fund, a newly-created series within The MainStay Funds. McMorgan will become the subadvisor for MainStay Institutional Bond Fund and the portfolio management team will remain the same.

•	McMorgan Principal Preservation Fund is proposed to be reorganized into MainStay Principal Preservation Fund, a newly-created series within The MainStay Funds. McMorgan will become the subadvisor for MainStay Principal Preservation Fund and the portfolio management team will remain the same.

•	McMorgan Equity Investment Fund is proposed to be reorganized into MainStay Common Stock Fund. NYLIM, which is currently the subadvisor for McMorgan Equity Investment Fund, is the investment adviser for MainStay Common Stock Fund. The portfolio management teams for each of the funds is the same.
If approved, shareholders of these McMorgan Funds will become shareholders of the respective MainStay Funds, and will receive Class I shares in each of the transactions.
Shareholders will receive proxy materials describing the reorganizations in greater detail and seeking shareholder approval of the reorganizations at a special shareholder meeting. The special shareholder meeting to consider and vote upon these transactions is anticipated to take place in November 2007 and, if approved by shareholders, the reorganizations will take place as soon as is practicable following the shareholder meeting.

     Liquidations
The Board approved proposals to liquidate the McMorgan High Yield Fund and McMorgan Balanced Fund (collectively, the “Liquidating Funds”). Each of these Liquidating Funds will be liquidated on or about November 29, 2007 (the “Liquidation Date”).
In connection with the liquidations, the Board approved the closure of the Liquidating Funds to all new investors as of June 18, 2007. Effective June 18, 2007, new account requests and exchanges into the Liquidating Funds will no longer be accepted. Investors owning shares of either of these Liquidating Funds on or after June 18, 2007 may continue to make new share purchases, including through dividend reinvestments. Furthermore, the Board approved the closure of these Liquidating Funds to purchases by new or existing shareholders on November 20, 2007.
Prior to their liquidation, shareholders of the Liquidating Funds may:
•	Remain invested in the Liquidating Funds;

•	Exchange their shares of a Liquidating Fund for shares of the appropriate class of any other McMorgan Fund;

•	Exchange their shares of a Liquidating Fund for Class I shares of any open MainStay Fund (see “Addition of Exchange Privileges,” below); or

•	Redeem their shares.
As of the Liquidation Date, each shareholder will receive a liquidating distribution in cash equal to the shareholder’s proportionate interest in the net assets of the Liquidating Funds.
You may be subject to federal, state, local or foreign taxes on exchanges, redemptions or liquidations of Liquidating Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Liquidating Funds.
Closure of Class Z Shares for Intermediate Fixed Income Fund
Class Z shares of the McMorgan Intermediate Fixed Income Fund are now closed to all purchases. As of the date of this supplement, there are no Class Z shares of the McMorgan Intermediate Fixed Income Fund issued and outstanding.
Addition of Exchange Privileges
Effective July 2, 2007, each Prospectus is hereby supplemented by adding the following paragraph under “Exchange Privileges” in the section entitled “Shareholder Guide”:
“To the extent permitted by the Funds’ Trustees and the Trustees/Directors of the various MainStay Funds (as defined below), shareholders may exchange shares of any Fund for Class I shares only of any series of any mutual fund sponsored, advised or administered by New York Life Investment Management LLC, or any affiliate thereof (each a “MainStay Fund”), based upon the relevant Fund’s and MainStay Fund’s net asset value per share. This includes the following funds:

Equity Funds
MainStay Capital Appreciation Fund	MainStay All Cap Growth Fund
MainStay ICAP Equity Fund	MainStay Common Stock Fund
MainStay Large Cap Growth Fund	MainStay ICAP Select Equity Fund
MainStay Mid Cap Growth Fund	MainStay MAP Fund
MainStay Mid Cap Value Fund	MainStay Mid Cap Opportunity Fund
MainStay Small Cap Growth Fund	MainStay S&P 500 Index Fund
MainStay Value Fund	MainStay Small Cap Value Fund
MainStay Growth Equity Fund*	MainStay Large Cap Opportunity Fund*
MainStay Small Cap Opportunity Fund

Fixed Income Funds
MainStay Diversified Income Fund	MainStay Cash Reserves Fund
MainStay Government Fund	MainStay Floating Rate Fund
MainStay Indexed Bond Fund	MainStay High Yield Corporate Bond Fund
MainStay Short Term Bond Fund	MainStay Intermediate Term Bond Fund

Blended Funds
MainStay Income Manager Fund	MainStay Total Return Fund
MainStay Balanced Fund

International Funds
MainStay International Equity Fund	MainStay ICAP International Fund

130/30 Funds
MainStay 130/30 Core Fund**	MainStay 130/30 International Fund**
MainStay 130/30 Growth Fund**

Retirement Funds
MainStay Retirement 2010 Fund**	MainStay Retirement 2020 Fund**
MainStay Retirement 2030 Fund**	MainStay Retirement 2040 Fund**
MainStay Retirement 2050 Fund**
       * Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
     ** Currently closed.
You may obtain a copy of any MainStay Fund’s prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the MainStay Fund’s website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.”
Please Retain This Supplement For Your Future Reference.